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                                                                    EXHIBIT 99.1

                         CMC SECURITIES CORPORATION III
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of CMC Securities Corporation III (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew F. Jacobs, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 28, 2003                       By:  /s/ ANDREW F. JACOBS
                                                 -------------------------------
                                                 Andrew F. Jacobs
                                                 Chairman, Chief Executive
                                                 Officer and President





In connection with the Annual Report of CMC Securities Corporation III (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip A. Reinsch, Senior Vice President - Control of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 28, 2003                        By: /s/ PHILLIP A.REINSCH
                                                 -------------------------------
                                                 Phillip A. Reinsch
                                                 Senior Vice President - Control